Exhibit 99.02

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

FORM 10-Q

☒	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended March 31, 2008

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period from              to

FDIC Certificate Number 57733

ALLIANCE BANK AND TRUST COMPANY

(Exact name of small business issuer as specified in its charter)

North Carolina	84-1653729
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No. )

292 W. Main Avenue

Gastonia, North Carolina 28052

(Address of principal executive offices and zip code)

(704) 865-1634

(Issuer’s telephone number, including area code)

285 W. Main Avenue

Gastonia, North Carolina 28052

(Former address of principal executive offices)

Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.

YES  ☒    NO  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2of the Exchange Act)

YES  ☐    NO  ☒

State the number of shares outstanding of each of the issuer’s classes of common stock as of the latest practicable date.

2,678,205 shares of common stock, $5.00 par value, as of May 9, 2008

Transitional Small Business Disclosure Format (check one):  Yes  ☐    No  ☒

ALLIANCE BANK AND TRUST

INDEX

		Page No.
PART I - FINANCIAL INFORMATION

Item 1.	Financial Statements (Unaudited)

	Condensed Balance Sheets – March 31, 2008 and December 31, 2007	3

	Condensed Statement of Operations – Three months ended March 31, 2008 and 2007	4

	Condensed Statement of Shareholders’ Equity and Comprehensive Income - Three months ended March 31, 2008 and 2007	5

	Condensed Statement of Cash Flows - Three months ended March 31, 2008 and 2007	6

Notes to Condensed Financial Statements		7-10

Item 2.	Management’s Discussion and Analysis or Plan of Operation	11-15

Item 3A(T). Controls and Procedures		15

PART II - OTHER INFORMATION

Item 6.	Exhibits	16

ALLIANCE BANK AND TRUST

Condensed Balance Sheets

PART I - FINANCIAL INFORMATION

Item 1 - Financial Statements

	March 31, 2008	December 31, 2007
	(Unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$4,571,561	$4,233,921
Federal funds sold	13,126,062	14,226,695

Total cash and cash equivalents	17,697,623	18,460,616

Securities available for sale at fair value	3,933,725	3,975,007
Nonmarketable equity securities	895,580	832,180

Total investments	4,829,305	4,807,187

Loans receivable	130,408,837	119,523,426
Less allowance for loan losses	(1,621,711)	(1,370,235)

Loans, net	128,787,126	118,153,191

Premises, furniture and equipment, net	3,865,033	3,715,291
Accrued interest receivable	650,358	724,562
Other real estate owned	811,238	820,845
Deferred tax asset	442,796	434,457
Other assets	142,657	99,356

Total assets	$157,226,136	$147,215,505

Liabilities
Deposits
Noninterest-bearing transaction accounts	$3,697,780	$3,312,975
Interest-bearing transaction accounts	3,421,181	3,308,771
Savings and money market	33,850,598	36,060,632
Time deposits $100,000 and over	62,718,107	47,892,949
Other time deposits	12,847,569	13,210,156

Total deposits	116,535,235	103,785,483

Borrowed funds	2,719,558	5,610,411
FHLB advances	13,000,000	13,000,000
Accrued interest payable	182,266	80,775
Other liabilities	141,784	265,114

Total liabilities	132,578,843	122,741,783

Shareholders’ equity
Preferred stock, 1,000,000 shares authorized, none issued	—	—
Common stock, $5.00 par value; 10,000,000 shares authorized, issued and outstanding – 2,678,205 at March 31, 2008 and December 31, 2007	13,391,025	13,391,025
Capital surplus	10,747,808	10,712,540
Retained earnings	468,551	356,373
Accumulated other comprehensive income	39,909	13,784

Total shareholders’ equity	24,647,293	24,473,722

Total liabilities and shareholders’ equity	$157,226,136	$147,215,505

ALLIANCE BANK AND TRUST

Condensed Statements of Operations

(Unaudited)

	For the three months ended March 31,
	2008	2007
Interest income:
Loans, including fees	$2,265,017	$2,004,340
Investment securities, taxable	53,008	27,767
FHLB interest and dividends	12,956	2,469
Federal funds sold	78,441	69,198
Time deposits with other banks	20,715	131,479

Total	2,430,137	2,235,253

Interest expense:
Time deposits $100,000 and over	615,927	566,642
Other deposits	453,276	584,131
Other interest expense	152,803	2,164

Total	1,222,006	1,152,937

Net interest income	1,208,131	1,082,316
Provision for loan losses	171,989	23,556

Net interest income after provision for loan losses	1,036,142	1,058,760

Other operating income:
Service charges on deposit accounts	46,542	27,745
Residential mortgage application fees	840	—
Rental income	1,200	15,000
Other service charges, commission and fees	3,052	15,259

Total	51,634	58,004

Other operating expenses:
Salaries and employee benefits	565,651	491,455
Occupancy expense	42,290	34,669
Furniture and equipment expense	52,606	32,094
Loss on sale of other real estate	15,826	—
Other operating expenses	227,183	219,054

Total	903,556	777,272

Income before income taxes	184,220	339,492
Income tax expense	72,042	133,737

Net income	$112,178	$205,755

Income per share
Basic income per share	$0.04	$0.09

Diluted income per share	$0.04	$0.09

ALLIANCE BANK AND TRUST

Condensed Statement of Shareholders’ Equity and Comprehensive Income

For the three months ended March 31, 2008 and 2007

(Unaudited)

	Common Stock			Accumulated Other	Retained
	Shares	Amount	Capital Surplus	Comprehensive Income (Loss)	Earnings (Deficit)	Total
Balance, December 31, 2006	1,339,105	$6,695,425	$5,017,865	$(14,688)	$(472,890)	$11,225,712

Net income					205,755	205,755

Other comprehensive income, net of tax				7,038		7,038

Comprehensive income						212,793

Stock-based employee compensation			22,443			22,443

Proceeds from stock offering	1,339,100	6,695,600	6,494,535			13,190,135

Costs associated with stock offering			(928,108)			(928,108)

Balance March 31, 2007	2,678,205	$13,391,025	$10,606,735	$(7,650)	$(267,135)	$23,722,975

Balance, December 31, 2007	2,678,205	$13,391,025	$10,712,540	$13,784	$356,373	$24,473,722

Net income					112,178	112,178

Other comprehensive income, net of tax				26,125		26,125

Comprehensive income						138,303

Stock-based employee compensation			35,268			35,268

Balance March 31, 2008	2,678,205	$13,391,025	$10,747,808	$39,909	$468,551	$24,647,293

ALLIANCE BANK AND TRUST

Condensed Statements of Cash Flows

For the three months ended March 31, 2008 and 2007

(Unaudited)

	For the three months ended March 31,
	2008	2007
Cash flows from operating activities:
Net income	$112,178	$205,755
Adjustments to reconcile net income to net cash provided by operating activities
Provision for loan losses	171,989	23,556
Depreciation and amortization expense	41,641	33,195
Discount accretion and premium amortization	(1,159)	60,166
Deferred income tax benefit	(25,007)	95,342
Increase in interest receivable	74,204	56,909
Increase in interest payable	101,491	5,356
Increase in other assets	(43,301)	(36,774)
Decrease in other liabilities	(123,330)	(62,228)
Loss on sale of other real estate	15,826	—
Stock based compensation expense	35,268	22,443

Net cash provided by operating activities	313,974	403,720

Cash flows from investing activities:
Purchase of nonmarketable equity securities	(63,400)	(57,000)
Calls and maturities of securities available for sale	85,234	—
Net increase in loans receivable	(10,826,226)	(1,909,194)
Proceeds from sale of other real estate	14,082	—
Purchases of premises, furniture, and equipment	(191,383)	(453,336)

Net cash used by investing activities	(10,995,774)	(2,419,530)

Cash flows from financing activities:
Net (decrease) increase in demand deposits, interest-bearing transaction accounts and savings accounts	(1,712,819)	1,101,506
Net increase (decrease) in certificates of deposit and other time deposits	14,462,571	(1,700,212)
Net decrease in borrowed funds	(2,890,853)	(2,588,181)
Proceeds from issuance of common stock, net	—	12,262,027

Net cash provided by financing activities	9,872,981	9,075,140

Net (decrease) increase in cash and cash equivalents	$(762,993)	$7,059,330

Cash and cash equivalents, beginning of period	$18,460,616	$14,464,533

Cash and cash equivalents, end of period	$17,697,623	$21,523,863

ALLIANCE BANK AND TRUST

Notes to Condensed Financial Statements

(Unaudited)

Note 1 - Basis of Presentation

The accompanying financial statements have been prepared in accordance with the requirements for interim financial statements and, accordingly, they are condensed and omit disclosures, which would substantially duplicate those contained in the Bank’s 2007 Annual Report to Shareholders. The financial statements as of March 31, 2008 and 2007 are unaudited and, in the opinion of management, include all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation. The financial information as of December 31, 2007 has been derived from the audited financial statements as of that date. For further information, refer to the financial statements and the notes included in Alliance Bank and Trust’s 2007 Annual Report to Shareholders.

Note 2 - Stock Offering

The Bank completed a stock offering during the first quarter of 2007 whereby 1,339,100 shares of the Bank’s common stock were issued at an offering price of $9.85 per share. The gross proceeds from the offering were $13,190,135 and expenses related to the offering totaled $928,108. The proceeds are being used for general corporate purposes. The net proceeds provide additional capital to support our growth in deposits, to increase our lending limits, to fund future branch expansion and to enhance our competitive posture.

Note 3 - Recently Issued Accounting Pronouncements

The following is a summary of recent authoritative pronouncements that could impact the accounting, reporting, and / or disclosure of financial information by the Company.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115.” This statement permits, but does not require, entities to measure many financial instruments at fair value. The objective is to provide entities with an opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Entities electing this option will apply it when the entity first recognizes an eligible instrument and will report unrealized gains and losses on such instruments in current earnings. This statement (1) applies to all entities, (2) specifies certain election dates, (3) can be applied on an instrument-by-instrument basis with some exceptions, (4) is irrevocable, and (5) applies only to entire instruments. One exception is demand deposit liabilities which are explicitly excluded as qualifying for fair value. With respect to SFAS 115, available-for-sale and held-to-maturity securities at the effective date are eligible for the fair value option at that date. If the fair value option is elected for those securities at the effective date, cumulative unrealized gains and losses at that date shall be included in the cumulative-effect adjustment and thereafter, such securities will be accounted for as trading securities. SFAS 159 is effective for the Bank on January 1, 2008. Earlier adoption is permitted in 2007 if the Bank also elects to apply the provisions of SFAS 157, “Fair Value Measurement.” The Bank is currently analyzing the fair value option provided under SFAS 159.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations,” (“SFAS 141(R)”) which replaces SFAS 141. SFAS 141(R) establishes principles and requirements for how an acquirer in a business combination recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any controlling interest; recognizes and measures goodwill acquired in the business combination or a gain from a bargain purchase; and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. FAS 141(R) is effective for acquisitions by the Company taking place on or after January 1, 2009. Early adoption is prohibited. Accordingly, a calendar year-end company is required to record and disclose business combinations following existing accounting guidance until January 1, 2009. The Company will assess the impact of SFAS 141(R) if and when a future acquisition occurs.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Before this statement, limited guidance existed for reporting noncontrolling interests (minority interest). As a result, diversity in practice exists. In some cases minority interest is reported as a liability and in others it is reported in the mezzanine section between liabilities and equity. Specifically, SFAS 160 requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financials statements and separate from the parent’s equity. The amount of net income attributable to the noncontrolling interest will be included in consolidated net

ALLIANCE BANK AND TRUST

Notes to Condensed Financial Statements

(Unaudited)

income on the face of the income statement. SFAS 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest. In addition, this statement requires that a parent recognize gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss will be measured using the fair value of the noncontrolling equity investment on the deconsolidation date. SFAS 160 also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interests. SFAS 160 is effective for the Company on January 1, 2009. Earlier adoption is prohibited. The Company is currently evaluating the impact, if any, the adoption of SFAS 160 will have on its financial position, results of operations and cash flows.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improving the transparency of financial reporting. It is intended to enhance the current disclosure framework in SFAS 133 by requiring that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. This disclosure better conveys the purpose of derivative use in terms of the risks that the entity is intending to manage. SFAS 161 is effective for the Company on January 1, 2009. This pronouncement does not impact accounting measurements but will result in additional disclosures if the Company is involved in material derivative and hedging activities at that time.

In February 2008, the FASB issued FASB Staff Position No. 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions” (“FSP 140-3”). This FSP provides guidance on accounting for a transfer of a financial asset and the transferor’s repurchase financing of the asset. This FSP presumes that an initial transfer of a financial asset and a repurchase financing are considered part of the same arrangement (linked transaction) under SFAS No. 140. However, if certain criteria are met, the initial transfer and repurchase financing are not evaluated as a linked transaction and are evaluated separately under Statement 140. FSP 140-3 will be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and earlier application is not permitted. Accordingly, this FSP is effective for the Company on January 1, 2009. The Company is currently evaluating the impact, if any, the adoption of FSP 140-3 will have on its financial position, results of operations and cash flows.

In April 2008, the FASB issued FASB Staff Position No. 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP 142-3”). This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS No. 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS No. 141(R), “Business Combinations,” and other U.S. generally accepted accounting principles. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years and early adoption is prohibited. Accordingly, this FSP is effective for the Company on January 1, 2009. The Company does not believe the adoption of FSP 142-3 will have a material impact on its financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Note 4 - Comprehensive Income

Comprehensive income includes net income and other comprehensive income, which is defined as nonowner related transactions in equity. The following table sets forth the amounts of other comprehensive income included in equity along with the related tax effect for the three month periods ended March 31, 2008 and March 31, 2007:

	Three months ended March 31,
	2008	2007
Unrealized gains on securities available for sale	$42,793	$11,528
Reclassification of (gain) losses recognized in net income	—	—
Income tax (expense)	(16,668)	(4,490)

Other comprehensive income	$26,125	$7,038

ALLIANCE BANK AND TRUST

Notes to Condensed Financial Statements

(Unaudited)

Note 5 – Income per share

Basic income per share is computed by dividing net income by the weighted-average number of common shares outstanding. Diluted income per share is computed by dividing net income by the weighted-average number of common shares outstanding and dilutive common share equivalents using the treasury stock method.

	Three Months Ended March 31, 2008
	Income (Numerator)	Shares (Denominator)	Per Share Amount
Basic earnings per share
Income available to common shareholders	$112,178	2,678,205	$0.04

Effect of dilutive securities
Stock options	—	—

Diluted earnings per share
Income available to common shareholders plus assumed conversions	$112,178	2,678,205	$0.04

	Three Months Ended March 31, 2007
	Income (Numerator)	Shares (Denominator)	Per Share Amount
Basic earnings per share
Income available to common shareholders	$205,755	2,183,528	$0.09

Effect of dilutive securities
Stock options	—	—

Diluted earnings per share
Income available to common shareholders plus assumed conversions	$205,755	2,183,528	$0.09

Note 6 - Fair Value Measurements

Effective January 1, 2008, the Company adopted SFAS No. 157, “Fair Value Measurements” (“SFAS 157”) which provides a framework for measuring and disclosing fair value under generally accepted accounting principles. SFAS 157 requires disclosures about the fair value of assets and liabilities recognized in the balance sheet in periods subsequent to initial recognition, whether the measurements are made on a recurring basis (for example, available-for-sale investment securities) or on a nonrecurring basis (for example, impaired loans).

SFAS 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

ALLIANCE BANK AND TRUST

Notes to Condensed Financial Statements

(Unaudited)

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.

Level 2	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain derivative contracts and impaired loans.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. For example, this category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly-structured or long-term derivative contracts.

Available-for-sale investment securities ($3,933,725 at March 31, 2008) are the only assets whose fair values are measured on a recurring basis using Level 2 inputs. The Company has no assets or liabilities whose fair values are measured on a recurring basis using level 1 or level 3 inputs. The Company has no liabilities carried at fair value or measured at fair value on a nonrecurring basis.

The Company is predominantly an asset based lender with real estate serving as collateral on a substantial majority of loans. Loans which are deemed to be impaired are primarily valued at the fair values of the underlying real estate collateral. Such fair values are obtained using independent appraisals, which the Company considers to be level 2 inputs. The aggregate carrying amount of impaired loans at March 31, 2008 was $2,416,610.

ALLIANCE BANK AND TRUST

Item 2 - Management’s Discussion and Analysis or Plan of Operation

The following is a discussion of the Bank’s financial condition as of March 31, 2008 compared to December 31, 2007, and the results of operations for the three month periods ended March 31, 2008 and 2007. This discussion should be read in conjunction with the Bank’s condensed financial statements and accompanying notes appearing in this report and in conjunction with the financial statements and related notes and disclosures in the Bank’s 2007 Annual Report to Shareholders. This report contains “forward-looking statements” relating to, without limitation, future economic performance, plans and objectives of management for future operations, and projections of revenues and other financial items that are based on the beliefs of the Bank’s management, as well as assumptions made by and information currently available to the Bank’s management. The words “expect,” “estimate,” “anticipate,” “plan,” and “believe,” as well as similar expressions, are intended to identify forward-looking statements. The Bank’s actual results may differ materially from the results discussed in the forward-looking statements, and the Bank’s operating performance each quarter is subject to various risks and uncertainties that are discussed in detail in the Bank’s filings with the Federal Deposit Insurance Corporation.

Results of Operations

Net Interest Income

For the three months ended March 31, 2008, net interest income was $1,208,131 as compared to $1,082,316 for the same period in 2007. The average rate paid on interest-bearing liabilities for the three months ended March 31, 2008 and 2007 was 4.11% and 5.09%, respectively. The average rate realized on interest-earning assets was 6.93% and 8.18% for the three months ended March 31, 2008 and 2007, respectively.

The net interest spread was 2.82% and 3.58% for the three month period ended March 31, 2008 and 2007, respectively.

Provision and Allowance for Loan Losses

The provision for loan losses is the charge to operating earnings that in management’s judgment is necessary to maintain the allowance for loan losses at an adequate level in relation to the risk of future losses inherent in the loan portfolio. For the three month periods ended March 31, 2008 and 2007 the provision was $171,989 and $23,556, respectively. It is the position of management that based upon the current economic environment in which the Bank is operating, that it is prudent to take an aggressive approach to identifying any potential credit related issues and setting aside additional reserves in a proactive manner. Management feels that the reserve is appropriate to the risks held within the portfolio. On March 31, 2008, there were $1,369,665 in loans in nonaccrual status. On March 31, 2007, there were $1,073,379 in loans in nonaccrual status. Based on present information, management believes the allowance for loan losses is adequate at March 31, 2008 and 2007 to meet presently known and inherent risks in the loan portfolio. The allowance for loan losses is 1.24% and 1.29% of total loans at March 31, 2008 and 2007, respectively. There are risks inherent in making all loans, including risks with respect to the period of time over which loans may be repaid, risks resulting from changes in economic and industry conditions, risks inherent in dealing with individual borrowers, and, in the case of a collateralized loan, risks resulting from uncertainties about the future value of the collateral. The Bank maintains an allowance for loan losses based on, among other things, historical experience, including management’s experience at other institutions, an evaluation of economic conditions, and regular reviews of delinquencies and loan portfolio quality. Management’s judgment about the adequacy of the allowance is based upon a number of assumptions about future events, which it believes to be reasonable, but which may not prove to be accurate. Thus, there is a risk that charge-offs in future periods could exceed the allowance for loan losses or that substantial additional increases in the allowance for loan losses could be required. Additions to the allowance for loan losses would result in a decrease of the Bank’s net income and, possibly, its capital.

Noninterest Income

Total noninterest income for the three months ended March 31, 2008 was $51,634, or 10.98% less than total noninterest income for the same period last year. The largest component of noninterest income for the three month period ended March 31, 2008 was service charges on deposit accounts, which totaled $46,542 or 67.75% higher than those for the three month period ended March 31, 2007. This increase was driven largely by the Bank’s expanded efforts in the acquisition of retail demand deposit accounts. Residential mortgage application fees were $840 and other service charges, commissions and fees were $3,052 for the three month period ended March 31, 2008.

ALLIANCE BANK AND TRUST

Item 2 - Management’s Discussion And Analysis or Plan of Operation – continued

Noninterest Expense

Total noninterest expense for the three months ended March 31, 2008 was $903,556 or 16.25% higher than total noninterest expense for the same period last year. The primary component of noninterest expense is salaries and benefits, which were $565,651 and $491,455 for the three months ended March 31, 2008 and 2007, respectively. Salaries and benefits increased due to the increase in the number of active employees and the additional expense of accrued bonuses and other benefits. Other operating expenses were $227,183 and $219,054 for the three months ended March 31, 2008 and 2007, respectively.

Income Taxes

For the three months ended March 31, 2008 and 2007, the effective income tax rate was 39.11% and 39.39%, respectively. The income tax provision was $72,042 for the three months ended March 31, 2008 compared to an income tax provision of $133,737 for the three months ended March 31, 2007.

Net Income

The combination of the above factors resulted in net income of $112,178 for the three months ended March 31, 2008 compared to net income of $205,755 for the comparable period in 2007, a decrease of 45.48%.

Assets and Liabilities

During the first three months of 2008, total assets increased $10,010,631 or 6.80% when compared to December 31, 2007. The primary growth in assets was an increase in loans receivable of $10,885,411 or 9.11% when compared to December 31, 2007. The funding for the growth came from a $12,749,752 increase in deposits. The growth was a result of the Bank’s efforts to establish its presence in its marketplace and continued expansion of its customer base.

Investment Securities

Investment securities totaled $4,829,305 as of March 31, 2008 as compared to $4,807,187 at December 31, 2007. Of this amount, $3,933,725 were designated as available-for-sale. The other investments were nonmarketable equity securities consisting of $850,400 in Federal Home Loan Bank stock and a $45,180 investment in Community Bankers Bank stock.

Loans

We experienced loan growth during the first three months of 2008 as we worked to establish our presence in our marketplace. Loans increased $10,885,411, or 9.11%, during the period. As shown below, the largest increase was in real estate—mortgage loans which increased $3,835,000 or 5.06%, to $79,584,000 at March 31, 2008. Real estate construction loans increased $4,261,000, or 16.14%, to $30,666,000. Consumer and other loans decreased $31,589 or 2.80%, to $1,095,837. Balances within the major loans receivable categories as of March 31, 2008 and December 31, 2007 are as follows:

	March 31, 2008	December 31, 2007
Real estate – construction	$30,666,000	$26,405,000
Real estate – mortgage	79,584,000	75,749,000
Commercial and industrial	19,063,000	16,242,000
Consumer and other	1,095,837	1,127,426

Total gross loans	$130,408,837	$119,523,426

Risk Elements in the Loan Portfolio

Criticized loans are loans that have potential weaknesses that deserve close attention and which could, if uncorrected, result in deterioration of the prospects for repayment or the Bank’s credit position at a future date. Classified loans are loans that are inadequately protected by the sound worth and paying capacity of the borrower or any collateral and as to which there is a distinct possibility or probability that we will sustain a loss if the deficiencies are not corrected. At March 31, 2008 and December 31, 2007, the Bank had criticized loans totaling $1,092,269 and $2,020,720, respectively. At March 31, 2008 and December 31,

ALLIANCE BANK AND TRUST

Item 2 - Management’s Discussion And Analysis or Plan of Operation – continued

2007, the Bank had classified loans totaling $1,639,297 and $1,473,793, respectively. At March 31, 2008, the Bank had $1,369,665 or 1.05% of total gross loans in nonaccrual status.

The following table depicts the activity in the allowance for loan losses for the periods ended March 31, 2008 and 2007:

	March 31, 2008	March 31, 2007
Balance, January 1	$1,370,235	$1,190,460
Provision for loan losses for the period	171,989	23,556
Net loans (charged-off) recovered during the period	79,487	(5,017)

Balance, March 31	$1,621,711	$1,208,999

Gross loans outstanding, March 31	$130,408,837	$93,397,509

Allowance for loan losses to loans outstanding	1.24%	1.29%

Deposits

Total deposits increased $12,749,752, or 12.28%, from December 31, 2007 to $116,535,235 at March 31, 2008. The largest increase was in time deposits $100,000 and over, which increased $14,825,158 or 30.95%, to $62,718,107 at March 31, 2008. Expressed in percentages, noninterest-bearing deposits increased 11.62% and interest-bearing deposits increased 12.31%.

Balances within the major deposit categories as of March 31, 2008 and December 31, 2007 are as follows:

	March 31, 2008	December 31, 2007
Noninterest-bearing transaction accounts	$3,697,780	$3,312,975
Interest-bearing transaction accounts	3,421,181	3,308,771
Savings and money market	33,850,598	36,060,632
Time deposits $100,000 and over	62,718,107	47,892,949
Other time deposits	12,847,569	13,210,156

Total deposits	$116,535,235	$103,785,483

Liquidity

Liquidity needs are met by the Bank through cash and short-term investments, and scheduled maturities of loans on the asset side and through pricing policies on the liability side for interest-bearing deposit accounts and advances from Federal Home Loan Bank. As of March 31, 2008, the Bank’s primary sources of liquidity included federal funds sold totaling $13,126,062 and securities available-for-sale totaling $3,933,725. The Bank also has lines of credit available with the FHLB. Lines of credit available through correspondent banks to purchase federal funds totaled $17,400,000 at March 31, 2008.

Capital Resources

Total shareholders’ equity increased $173,571 to $24,647,293 at March 31, 2008. This is the result of net income for the period of $112,178, an unrealized gain, net of taxes, in securities available-for-sale of $26,125 and stock based compensation of $35,268.

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum ratios of Tier 1 and total capital as a percentage of assets and off-balance-sheet exposures, adjusted for risk weights ranging from 0% to 100%. Tier 1 capital of the Bank consists of common shareholders’ equity, excluding the unrealized gain or loss on securities available-for-sale, minus certain intangible assets. The Bank’s Tier 2 capital consists of the allowance for loan losses subject to certain limitations. Total capital for purposes of computing the capital ratios consists of the sum of Tier 1 and Tier 2 capital. The regulatory minimum requirements are 4% for Tier 1 and 8% for total risk-based capital.

ALLIANCE BANK AND TRUST

Item 2 - Management’s Discussion And Analysis or Plan of Operation – continued

The Bank is also required to maintain capital at a minimum level based on adjusted quarterly average assets, which is known as the leverage ratio. Only the strongest banks are allowed to maintain capital at the minimum requirement of 3%. All others are subject to maintaining ratios 1% to 2% above the minimum.

The following table summarizes the Bank’s risk-based capital at March 31, 2008:

Shareholders’ equity	$24,647,293
Plus – unrealized (gain) loss on available-for-sale securities	(39,909)

Tier 1 capital	$24,607,384

Plus - allowance for loan losses(1)	1,598,000

Total capital	$26,205,384

Risk-weighted assets	$127,798,000

Risk-based capital ratios:
Tier 1 capital (to risk-weighted assets)	19.25%
Total capital (to risk-weighted assets)	20.51%
Leverage ratio	16.65%

(1)	Limited to 1.25% of risk-weighted assets

Off-Balance Sheet Risk

Through its operations, the Bank has made contractual commitments to extend credit in the ordinary course of its business activities. These commitments are legally binding agreements to lend money to the Bank’s customers at predetermined interest rates for a specified period of time. At March 31, 2008, the Bank had issued commitments to extend credit of $21,067,404 through various types of commercial lending arrangements. All of these commitments to extend credit had variable rates.

The following table sets forth the length of time until maturity for unused commitments to extend credit and standby letters of credit at March 31, 2008.

	Within One Month	After One Through Three Months	After Three Through Twelve Months	Greater Than One Year	Total
Unused commitments to extend credit	$870,936	$1,303,267	$9,823,974	$8,989,227	$20,987,404
Standby letters of credit	80,000	—	—	—	80,000

Totals	$950,936	$1,303,267	$9,823,974	$8,989,227	$21,067,404

Based on historical experience, many of the commitments and letters of credit will expire unfunded. Accordingly, the amounts shown in the table above do not necessarily reflect the Bank’s need for funds in the periods shown.

The Bank evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on its credit evaluation of the borrower. Collateral varies but may include accounts receivable, inventory, property, plant and equipment, commercial and residential real estate.

ALLIANCE BANK AND TRUST

Item 2 - Management’s Discussion And Analysis or Plan of Operation – continued

Critical Accounting Policies

We have adopted various accounting policies which govern the application of accounting principles generally accepted in the United States in the preparation of our financial statements. Our significant accounting policies are described in the notes to the financial statements at December 31, 2007 as contained in our 2007 Annual Report to Shareholders. Certain accounting policies involve significant judgments and assumptions by us which have a material impact on the carrying value of certain assets and liabilities. We consider these accounting policies to be critical accounting policies. The judgments and assumptions we use are based on historical experience and other factors, which we believe to be reasonable under the circumstances. Because of the nature of the judgments and assumptions we make, actual results could differ from these judgments and estimates which could have a material impact on our carrying values of assets and liabilities and our results of operations.

We believe the allowance for loan losses is a critical accounting policy that requires the most significant judgments and estimates used in preparation of our financial statements. Refer to the portions of the discussion in this report on Form 10-Q and in our 2007 Annual Report to Shareholders that address our allowance for loan losses for a description of our processes and methodology for determining our allowance for loan losses.

Item 3A(T). Controls and Procedures

(a)	Based on their evaluation of the Bank’s disclosure controls and procedures (as defined in 17 C.F.R. Sections 240.13a-15(e) and 240.15d-15(e)) as of March 31, 2008, our chief executive officer and chief financial officer concluded that such controls and procedures were effective.

(b)	There was no change in the Bank’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Bank’s internal control over financial reporting subsequent to the date of its evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ALLIANCE BANK AND TRUST

PART II - OTHER INFORMATION

Item 6. Exhibits

Exhibit #	Description
31.1	Certification of Principal Executive Officer pursuant to Rule 13a-14(a)

31.2	Certification of Principal Financial Officer pursuant to Rule 13a-14(a)

32	Certification pursuant to 18 USC 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ALLIANCE BANK AND TRUST

SIGNATURE

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	By:	/s/ G. William Sudyk
G. William Sudyk
Chief Executive Officer and President

Date: May 14, 2008

	By:	/s/ Daniel C. Ayscue
Daniel C. Ayscue
Chief Financial Officer

Date: May 14, 2008

ALLIANCE BANK AND TRUST

Exhibit 31.1

CERTIFICATE

I, G. William Sudyk, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Alliance Bank and Trust Company;

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosures controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: May 14, 2008	/s/ G. William Sudyk
G. William Sudyk
Chief Executive Officer and President

ALLIANCE BANK AND TRUST

Exhibit 31.2

CERTIFICATE

I, Daniel C. Ayscue, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Alliance Bank and Trust Company;

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.	designed such disclosure controls and procedures, or caused such disclosures controls and procedures to be designed under our supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b.	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

c.	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation; and

d.	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a.	all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: May 14, 2008	/s/ Daniel C. Ayscue
Daniel C. Ayscue
Chief Financial Officer

ALLIANCE BANK AND TRUST

Exhibit 32

Certification pursuant to 18 USC 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned each hereby certifies that, to his or her knowledge, (i) the Form 10-Q filed by Alliance Bank & Trust Company (the “Registrant”) for the quarter ended March 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Registrant on the dates and for the periods presented therein.

ALLIANCE BANK & TRUST COMPANY

Date: May 14, 2008	/s/ G. William Sudyk
G. William Sudyk
President and Chief Executive Officer

Date: May 14, 2008	/s/ Daniel C. Ayscue
Daniel C. Ayscue
Chief Financial Officer